Subsequent Events	12 Months Ended
Oct. 03, 2020
Subsequent Events [Abstract]
Subsequent Events
Note 15—Subsequent Events
On November 2, 2020, the Company closed its IPO, pursuant to which it issued and sold an aggregate of 30.0 million shares of common stock at the IPO Price of $17.00 per share. The aggregate gross proceeds to the Company were $510.0 million, and the net proceeds were $458.7 million after deducting underwriting discounts and commissions of $45.0 million and other IPO expenses of $6.3 million. The Company used the net proceeds from the sale of shares in the IPO to repay the entire outstanding amount of its $390 million senior unsecured floating rate notes due 2024. The remaining proceeds will be used for working capital and general corporate purposes.
In connection with its IPO, the Company issued 6.0 million restricted stock units and 4.6 million stock options exercisable at a price of $17.00 per share.